UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2018
ERIN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34525	30-0349798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Blvd., Suite 2250, Houston, Texas 77056
(Address of principal executive offices) (Zip Code)

(713) 797-2940
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Erin Energy Corp. (the “Company”) has accepted notice of retirement by Dr. John M. Rudley from the Company’s Board. The Company plans to begin an immediate search for a replacement for Dr.
Rudley.

Item 8.01.  Other

The Company announced that its floating production storage and offloading (“FPSO”) vessel had an emergency shutdown, which resulted in the shut-in of the Oyo-8 well. In addition, due to non-release of the nominated marine tanker for the crude oil offtake by the Nigerian authority, the first quarter crude oil lifting that was scheduled for the end of March, 2018 has been delayed. This has led to the suspension of Oyo field production operations including the FPSO. The Company continues its efforts to resolve these matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERIN ENERGY CORPORATION

By: /s/ Heidi Wong
Heidi Wong
Senior Vice President and Assistant Secretary

Date: April 19, 2018